UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2021

SC Health Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-38972	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Robinson Road #10-00 Singapore	068900
(Address of principal executive offices)	(Zip Code)
+65 6438 1080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one half of one warrant	SCPE.U	New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	SCPE	New York Stock Exchange LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCPE WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 5, 2021, SC Health Corporation, a Cayman Islands exempted company (the “Company”), issued a press release to announce that it had entered into a non-binding letter of intent (the “Letter of Intent”) with a next generation technology developer (the “Target”) for an initial business combination. The Target has developed a technology targeting consumer healthcare applications, and the Company believes the Target is a compelling investment opportunity given its cutting-edge technology and commercial opportunity. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Completion of the transaction is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by the Company’s stockholders. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from the Company’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the terms of the Letter of Intent not hereafter being reflected in a definitive agreement; the ability of the Company to meet The New York Stock Exchange listing standards following the transaction and in connection with the consummation thereof; the inability to complete the transactions contemplated by the Letter of Intent and any definitive agreement entered into by the parties due to the failure to obtain approval of the stockholders of the Company or other reasons; the failure to obtain the necessary financing for the transaction; the failure to meet projected development and production targets; costs related to the proposed transaction; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; the effect of the COVID-19 pandemic on the Company and the Target and their ability to enter into a definitive agreement for the transaction or to consummate the transaction; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company.

Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the definitive proxy statement filed by the Company with the SEC on December 22, 2020 wherein the Company is seeking stockholder approval to extend the date by which the Company has to consummate a business combination from January 16, 2021 until April 16, 2021 (the “Definitive Extension Proxy”), and in the preliminary and definitive proxy statements to be filed by the Company with the SEC regarding the transaction when available. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov. The Company disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, the Company intends to file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of the Company are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the transaction because the proxy statement will contain important information about the transaction and the parties to the transaction. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: SC Health Corporation, 108 Robinson Road #10-00, Singapore 068900.

Participants in Solicitation

The Company and the Target and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company of directors and officers of the Company in the Company’s Definitive Extension Proxy, which was filed with the SEC on December 22, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed transaction will be set forth in the proxy statement for the proposed transaction when available. Information concerning the interests of the Company’s and the Target’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and the Target’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SC Health Corporation

Date: January 5, 2021	By:	/s/ AJ Coloma
	Name:	AJ Coloma
Title:	Chief Executive Officer